EXHIBIT 10.5

                          AG-BAG INTERNATIONAL LIMITED
                     NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

1.       Purpose
         -------

The purpose of the Ag-Bag International Limited Nonemployee Director Stock Option Plan (the "Plan") is to secure for Ag-Bag International Limited (the "Company") and its stockholders the benefits of the long-term incentives inherent in increased common stock ownership by the members of the Board of Directors (the "Board") of the Company who are not employees of the Company or its Affiliates, by strengthening the identification of Nonemployee Directors with the interests of all Ag-Bag International Limited stockholders.

2.       Definitions
         -----------

The terms defined in this Section 2 shall have the following meanings, unless the context otherwise requires.

         a. Acceleration Event
            ------------------ shall mean an event specified in Section 11 which results in each Option then outstanding under the Plan becoming exercisable in accordance with the terms of Section 11.

         b. Affiliate
            --------- shall mean any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of more than fifty percent (50%).

         c. Annual Meeting
            -------------- of Stockholders shall mean the annual meeting of stockholders of the Company held each calendar year.

         d. Code
            ---- shall mean the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time.

         e. Company
            ------- shall mean Ag-Bag International Limited, a Delaware corporation.

         f. Effective Date
            -------------- shall mean the date specified in Section 14.

         g. Employee
            -------- shall mean an employee of the Company or an Affiliate and shall not include a person engaged for periodic consulting assignments for the Company or an Affiliate.

         h. ERISA
            ----- shall mean the Employee Retirement Income Security Act of 1974, as amended to date and as it may be amended from time to time.

         i. Exercise Price
            -------------- shall mean the Fair Market Value per share of the Option Shares on the date an Option is granted times the number of Option Shares with respect to which such Option is exercised.

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         j. Fair Market Value per Share
            --------------------------- shall mean as of any day

                  (1) The fair market value of a share of the Company's common stock is the last sale price reported by Nasdaq on the business day immediately preceding the date as of which fair market value is being determined or, if there were no sales of shares of the Company's common stock reported by Nasdaq on such day, on the most recently preceding day on which there were sales, or

                  (2) if the shares of the Company's stock are not listed or admitted to trading on Nasdaq on the day as of which the determination is made, the amount determined by the Board or its delegate to be the fair market value of a share on such day.

         k. Nonemployee Director
            -------------------- shall mean a member of the Board of Directors of the Company who is not also an officer or other employee of the Company or an Affiliate.

         l. Nonstatutory Stock Option ("NSO")
            --------------------------------- shall mean a stock option, which does not qualify for special tax treatment under Sections 421 or 422 of the Internal Revenue Code.

         m. Option
            ------ shall mean either a First Option or an Annual Option granted pursuant to the provisions of Section 4 of this Plan.

         n. Option Shares
            ------------- shall mean the number of shares of the Company's common stock which the Participant may acquire by exercise of an Option.

         o. Participant
            ----------- shall mean any person who holds an Option granted under this Plan.

         p. Plan
            ---- shall mean this Ag-Bag International Limited Nonemployee Director Stock Option Plan.

         q. Withholding Taxes
            ----------------- shall mean all income taxes, FICA, FUTA, or similar employment taxes and any other taxes or assessments payable by the Company as the result of an exercise of the Option.

3.       Administration
         --------------

         a. The Plan shall be administered by the Board. The Board may, by resolution, delegate part or all of its administrative powers with respect to the Plan.

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         b. The Board shall have all of the powers vested in it by the terms of the Plan, such powers to include the authority, within the limits prescribed herein, to establish the form of the agreement embodying grants of Options made under the Plan.

         c. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, such administrative decisions of the Board to be final and conclusive.

         d. The Board shall have no discretion to select the Nonemployee Directors to receive Option grants under the Plan, to determine the number of shares of the Company's common stock subject to the Plan or to each grant, nor the exercise price of the Options granted pursuant to the Plan.

         e. The Board may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. The Board hereby authorizes the Secretary to execute and deliver all documents to be delivered by the Board pursuant to the Plan.

         f. Except as otherwise provided herein, the expenses of the Plan shall be borne by the Company.

4.       Automatic Grants to Nonemployee Directors
         -----------------------------------------

         a. As of the date of adoption of this Plan by the Board of Directors of the Company, each Nonemployee Director shall be granted an option to purchase Fifty Thousand (50,000) shares of the Company's common stock under the Plan (the "First Option"). Thereafter, at the close of business at each Annual Meeting of Stockholders beginning with the 3rd Annual Meeting of Stockholders following the grant of the First Option, each Nonemployee Director of the Board who has served as a Director for at least 3 years, shall be granted an additional option to purchase Ten Thousand (10,000) shares of the Company's common stock under the Plan (the "Annual Option"); provided, however, that a Nonemployee Director who has not previously been elected as a member of the Board of Directors of the Company shall be granted a First Option; i.e., an option to purchase Fifty Thousand (50,000) shares of the Company's common stock under the Plan, on the first business day of the Nonemployee Director's election to the Board, including election by the Board of Directors to fill an opening on the Board, whether such opening is the result of a vacancy or an increase in the number of directors.

         b. The automatic grants to Nonemployee Directors shall not be subject to the discretion of any person.

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         c. Each Option granted under the Plan shall be evidenced by a written
Agreement. Each Agreement shall be subject to, and incorporate, by reference or otherwise, the applicable terms of this Plan.

         d. During the lifetime of a Participant, each Option shall be exercisable only by the Participant. No Option granted under the Plan shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code or ERISA).

5.       Shares of Stock Subject to the Plan
         -----------------------------------

         a. Subject to adjustment as provided in Section 13 of the Plan, an aggregate of One Million (1,000,000) shares of the Company's common stock shall be available for issuance to Nonemployee Directors under the Plan. No fractional shares shall be issued.

         b. First Option Grants and Annual Option Grants shall reduce the shares available for issuance under the Plan by the number of shares subject thereto. The shares deliverable upon exercise of any First Option Grant or Annual Option Grant may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions. If any unexercised First Option Grant or Annual Option Grant shall terminate for any reason, the shares subject to, but not delivered under, such First Option Grant or Annual Option Grant shall be available for other First Option Grants or Annual Option Grants.

6.       Nonstatutory Options
         --------------------

         All Options granted to Nonemployee Directors pursuant to the Plan shall be NSOs.

7.       Exercise Price; Exercise
         ------------------------

         a. The price per share of the shares of the Company's common stock which may be purchased upon exercise of an Option shall be one hundred percent (100%) of the Fair Market Value per Share on the date the Option is granted and shall be paid in full at the time the Option is exercised in accordance with
Section 9.

         b. The Exercise Price per Share shall be subject to adjustment as provided in Section 13 hereof.

         c. To the extent that it is exercisable, an Option shall be exercised by written notice to the Company stating the number of shares with respect to which the Option is being exercised. The date that the written notice is received by the Company shall be the exercise date.

         d. Any person or persons exercising an Option on behalf of a Participant shall be required to furnish to the Company appropriate documentation that such person or persons

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have the full legal right and power to exercise the Option on behalf of and for the Participant.

8.       Taxes
         -----

Any Option granted hereunder shall provide for payment by the Participant on exercise of all federal, state, local or other Withholding Taxes payable by the Company incident to exercise of an Option. The amount of such taxes, if any, required to be paid by the Company shall be determined by the Company and shall apply such flat percentage rate as may then be authorized for supplemental payments.

9.       Payment by Participant
         ----------------------

Payment by the Participant of the Exercise Price and any Withholding Taxes required to be withheld on his behalf incident to exercise of the Option shall at the election of the Participant be in cash, common stock of the Company or by cancellation of that maximum whole number of Option Shares having a Fair Market Value on the date the Option is exercised equal to the sum of (a) the Exercise Price for (i) the shares purchased by the Participant's exercise of the Option and (ii) the number of Option Shares cancelled in accordance with this Section 9 incident to such exercise of the Option, and (b) any Withholding Taxes payable by the Company incident to the exercise. The remainder of (1) the Exercise Price for the shares purchased by exercise of the Option and for the Option Shares cancelled and (2) any Withholding Taxes payable by the Company shall be paid by the Participant to the Company in cash at the time the Option is exercised.

The cancellation of the Option Shares in accordance with this Section 9 shall be treated for all purposes by the Company and the Participant as the purchase of the cancelled shares by exercise of the Option, the simultaneous redemption of such shares by the Company for a price equal to the Fair Market Value per Share on the date the Option is exercised, and the simultaneous payment of the redemption proceeds by the Participant to the Company in satisfaction (i) of the Exercise Price for the Option Shares exercised and the number of Option Shares cancelled, and (ii) of the Participant's obligation to pay all Withholding Taxes resulting from exercise of the Option.

10.      Duration and Vesting of Options
         -------------------------------

         a. The term of each Option granted to a Nonemployee Director shall be for ten (10) years from the date of grant, unless terminated earlier pursuant to the provisions of Section 12 hereof.

         b. Each Option shall vest and become exercisable according to the following schedule:

                  (1) forty percent (40%) of the total number of shares of the First Option shall become exercisable beginning six (6) months after the date of grant of the Option;

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                  (2) forty percent (40%) of the total number of shares covered by the First Option shall become exercisable beginning with the second anniversary date of the grant of the Option;

                  (3) thereafter twenty percent (20%) of the total number of shares covered by the First Option shall become exercisable on the third anniversary date of the grant of the First Option; and

                  (4) one hundred percent (100%) of each Annual Option shall become exercisable beginning six (6) months after the date of grant of the Option.

11.      Acceleration of Options
         -----------------------

         a. In the event that the Company or its stockholders enter into one or more agreements to dispose of all or substantially all of the assets of the Company or fifty percent (50%) or more of the outstanding capital stock of the Company by means of sale (whether as a result of a tender offer or otherwise), merger, reorganization or liquidation in one or a series of related transactions ("Acceleration Event"), then each Option outstanding under the Plan shall become exercisable during the fifteen (15) days immediately prior to the scheduled consummation of the Acceleration Event with respect to the full number of shares for which such Option has been granted; provided, however, that no such Acceleration Event shall occur in the event that (i) the primary purpose of the transaction is to change the Company's domicile solely within the United States,
(ii) the terms of the agreement(s) require as a prerequisite for the consummation of the transaction that each such Option shall either be assumed by the successor corporation or parent thereof or be replaced with a comparable Option to purchase shares of capital stock of the successor corporation or parent thereof, or (iii) the transaction is approved by a majority of the members of the Board of Directors of the Company who had either been in office for more than twelve months prior to such transaction or had been elected, or nominated for election by the Company's stockholders, by the vote of three-fourths of the directors then still in office who were directors at the beginning of such twelve-month period; and provided further that any such exercise of an Option during such fifteen (15) day period shall be conditioned upon the consummation of such transaction and shall be effective only immediately before such consummation, except to the extent that an electing Participant may indicate, in writing, that such exercise is unconditional with regard to all or part of the unaccelerated portion of the Option. Upon consummation of the Acceleration Event contemplated by said agreement, all outstanding Options, whether or not accelerated, shall expire and cease to be exercisable, unless assumed by the successor corporation or parent thereof. The provisions of this subsection a. shall be subject, with respect to any particular Participant, to any provisions of such Participant's employment agreement providing for any Options becoming exercisable at an earlier date as a result of events set forth in such employment agreement.

         b. The grant of Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business

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                  DIRECTOR STOCK OPTION PLAN

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structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

12.      Effect of Termination of Membership on the Board
         ------------------------------------------------

         a. The right to exercise an Option granted to a Nonemployee Director shall be limited as follows, provided the actual date of exercise is in no event after the expiration of the term of the Option:

                  (1) If a Nonemployee Director ceases being a director of the Company for any reason other than the reasons identified in subparagraph (2) of this Section 12, the Nonemployee Director shall have the right to exercise the Options as follows, subject to the condition that no Option shall be exercisable after the expiration of the term of the Option:

                           (a) If the Nonemployee Director was a member of the
Board of Directors of the Company for three (3) or more years, all outstanding Options become immediately exercisable upon the date the Nonemployee Director ceases being a director. The Nonemployee Director may exercise the Options for a period of twelve months (12) from the date the Nonemployee Director ceased being a director, provided that if the Nonemployee Director dies before the twelve
(12) month period has expired, the Options may be exercised by the Nonemployee Director's legal representative or any person who acquires the right to exercise an Option by reason of the Nonemployee Director's death for a period of six (6) months from the date of the Nonemployee Director's death.

                           (b) If the Nonemployee Director was a member of the
Board of Directors of the Company for less than three (3) years, the Nonemployee Director may exercise the Options, to the extent they were exercisable at the date the Nonemployee Director ceases being a member of the Board, for a period of sixty (60) days following the date the Nonemployee Director ceased being a director, provided that, if the Nonemployee Director dies before the sixty (60) day period has expired, the Options may be exercised by the Nonemployee Director's legal representative, or any person who acquires the right to exercise an Option by reason of the Nonemployee Director's death, for a period of six (6) months from the date of the Nonemployee Director's death.

                           (c) If the Nonemployee Director dies while a member
of the Board, the Options, to the extent exercisable by the Nonemployee Director at the date of death, may be exercised by the Nonemployee Director's legal representative, or any person who acquires the right to exercise an Option by reason of the Nonemployee Director's death, for a period of six (6) months from the date of the Nonemployee Director's death.

                           (d) In the event any Option is exercised by the
executors, administrators, legatees, or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

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                  DIRECTOR STOCK OPTION PLAN

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                  (2) If a Nonemployee Director ceases being a director of the
Company due to an act of

                           (a) fraud or intentional misrepresentation or

                           (b) embezzlement, misappropriation or conversion of
assets or opportunities of the Company or any Affiliate of the Company or

                           (c) any other gross or willful misconduct

as determined by the Board, in its sole and conclusive discretion, all Options granted to such Nonemployee Director shall immediately be forfeited as of the date of the misconduct.

13.      Adjustments and Changes in the Stock
         ------------------------------------

         a. If there is any change in the common stock of the Company by reason of any stock dividend, stock split, spin-off, split-up, merger, consolidation, recapitalization, reclassification, combination or exchange of shares, or any other similar corporate event, the aggregate number of shares available under the Plan, and the number and the price of shares of common stock subject to outstanding Options shall be appropriately adjusted automatically.

         b. No right to purchase fractional shares shall result from any adjustment in Options pursuant to this Section 13. In case of any such adjustment, the shares subject to the Option shall be rounded down to the nearest whole share.

         c. Notice of any adjustment shall be given by the Company to each Participant which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

14.      Effective Date of the Plan
         --------------------------

         a. The Plan shall become effective on the date it is approved by the Board of Directors of the Company.

         b. Any amendment to the Plan shall become effective when adopted by the Board of Directors unless specified otherwise, but no Option granted under any increase in shares authorized to be issued under this Plan shall be exercisable until the increase is approved in the manner prescribed in Section 15 of this Plan.

15.      Amendment of the Plan
         ---------------------

         a. It is intended that the Plan meet the requirements of Rule 16b-3 or any successor thereto promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.


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         b. Rights and obligations under any Option granted before any amendment of this Plan shall not be materially and adversely affected by amendment of the Plan, except with the consent of the person who holds the Option, which consent may be obtained in any manner that the Board or its delegate deems appropriate.

16.      Termination of the Plan
         -----------------------

         a. The Plan, unless sooner terminated, shall terminate at the end of ten (10) years from the Effective Date. No Option may be granted under the Plan while the Plan is suspended or after it is terminated.

         b. Rights or obligations under any Option granted while the Plan is in effect, including the maximum duration and vesting provisions, shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person who holds the Option, which consent may be obtained in any manner that the Board or its delegate deems a appropriate.

17.      Registration, Listing, Qualification, Approval of Stock and Options
         -------------------------------------------------------------------

         a. If the Board shall determine, in its discretion, that it is necessary or desirable that the shares of common stock subject to any Option

                  (1) be registered, listed or qualified on any securities exchange or Nasdaq or under any a applicable law, or

                  (2) be approved by any governmental regulatory body, or

                  (3) be approved by the stockholders of the Company, as a condition of, or in connection with, the granting of such Option, or the issuance or purchase of shares upon exercise of the Option, the Option may not be exercised in whole or in part unless such registration, listing, qualification or approval has been obtained free of any condition not acceptable to the Board of Directors.

18.      Nontransferability of Options
         -----------------------------

No Option granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypotheticated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code or ERISA). Further, all Options granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.

19.      No Right to Option or as Stockholder
         ------------------------------------

         a. No Nonemployee Director or other person shall have any claim or right to be granted an Option under the Plan, except as expressly provided herein. Neither the Plan nor

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                  DIRECTOR STOCK OPTION PLAN

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any action taken hereunder shall be construed as giving any Nonemployee Director any right to be retained in the service of the Company.

         b. Neither a Nonemployee Director, the Nonemployee Director's legal representative, nor any person who acquires the right to exercise an Option by reason of the Nonemployee Director's death shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares of common stock receivable upon the exercise of any Option granted under this Plan, in whole or in part, unless and until certificates for such shares shall have been issued.

20.      Governing Law
         -------------

The validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware.


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